UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2026

CHRONOSCALE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

3811 Turtle Creek Blvd. Suite 2100 Dallas, Texas	75219
(Address of registrant’s principal executive office)	(Zip code)

214-427-1704

(Registrant’s telephone number, including area code)

ChronoScale Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

ChronoScale Corporation, a Nevada corporation (f/k/a Ekso Bionics Holdings, Inc., “ChronoScale”) is undertaking a holding company formation transaction (the “Holding Company Transaction”) that will create a new parent holding company as the public company, called ChronoScale Holdings Corporation, a Nevada corporation (“ChronoScale Holdings”), with its operating companies as wholly-owned subsidiaries. The holding company structure better reflects ChronoScale’s individual operating businesses, allows for and can accommodate future growth from internal operations and generally provides for greater administrative and operational flexibility. ChronoScale Holdings will have the exact same classes and number of shares outstanding after the Holding Company Transaction as ChronoScale had outstanding immediately before the Holding Company Transaction, and as such, the shareholders will not be diluted as a result of the Holding Company Transaction.

To implement the Holding Company Transaction, on July 1, 2026, the parties entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 1, 2026, by and among ChronoScale, ChronoScale Holdings, and CHRN Merger Sub Inc., a Nevada corporation and a direct, wholly-owned subsidiary of ChronoScale Holdings (“Merger Sub”).

As part of the Holding Company Transaction and immediately prior to the Merger, ChronoScale contributed all of the outstanding equity interests of its wholly-owned subsidiary, Applied Digital Cloud Corporation, a Nevada corporation (“Cloud”), to ChronoScale Holdings pursuant to a Contribution Agreement, resulting in Cloud becoming a direct, wholly-owned subsidiary of ChronoScale Holdings. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into ChronoScale, with ChronoScale continuing as the surviving corporation and a wholly-owned direct subsidiary of ChronoScale Holdings (the “Merger”). Immediately after the effective time of the Merger, (i) ChronoScale converted from a Nevada corporation to a Nevada limited liability company and changed its name to “ChronoScale Intermediate LLC” and (ii) Cloud changed its name to “ChronoScale Corporation.” Following the Holding Company Transaction, ChronoScale Holdings became the successor issuer to ChronoScale.

This Current Report on Form 8-K is being filed for the purpose of establishing ChronoScale Holdings as the successor issuer pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Following consummation of the Merger, pursuant to Rule 12g-3(a) promulgated under the Exchange Act, shares of ChronoScale Holdings common stock, par value $0.001 per share (“ChronoScale Holdings Common Stock”) are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer and will continue trading on the Nasdaq Capital Market (“Nasdaq”) on an uninterrupted basis under the ticker symbol “CHRN” with the same CUSIP.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth above under Explanatory Note is incorporated by reference herein.

The Contribution Agreement

On June 18, 2026, ChronoScale Holdings was formed as a direct wholly-owned subsidiary of ChronoScale and Merger Sub was formed as a direct wholly-owned subsidiary of ChronoScale Holdings, solely for the purpose of consummating the Holding Company Transaction. On July 1, 2026, ChronoScale entered into a Contribution Agreement (the “Contribution Agreement”) with ChronoScale Holdings, pursuant to which ChronoScale contributed, assigned, and transferred to ChronoScale Holdings all of its right, title, and interest in 1,200 shares of common stock of Cloud, constituting all of the issued and outstanding equity interests of Cloud (the “Equity Contribution”). As a result of the Equity Contribution, Cloud became a direct, wholly-owned subsidiary of ChronoScale Holdings. The Contribution Agreement is governed by Nevada law and contains customary provisions.

Adoption of Agreement and Plan of Merger and Consummation of Holding Company Transaction

On July 1, 2026, ChronoScale completed the Holding Company Transaction by implementing the Merger pursuant to the terms of the Merger Agreement. The Merger was completed pursuant to Section 92A.134 of the Nevada Revised Statutes (as amended, the “NRS”), which provides for the formation of a holding company (i.e., ChronoScale Holdings) above the constituent corporation (i.e., ChronoScale) without a vote of the stockholders of ChronoScale. At the Effective Time (as defined in the Merger Agreement), (i) the separate existence of Merger Sub ceased and (ii) each share of ChronoScale common stock, par value $0.001 per share (“ChronoScale Common Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into one share of ChronoScale Holdings Common Stock having the same designations, rights, powers and preferences, and the same qualifications, limitations and restrictions as a share of ChronoScale Common Stock immediately prior to consummation of the Holding Company Transaction. In addition, each share of ChronoScale Series B Preferred Stock, par value $0.001 per share (the “ChronoScale Series B Preferred Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into one share of ChronoScale Holdings Series B Preferred Stock having the same designations, rights, powers and preferences, and the same qualifications, limitations and restrictions as a share of ChronoScale Series B Preferred Stock immediately prior to the Holding Company Transaction. The conversion of stock occurred automatically without an exchange of stock certificates.

Further, at the Effective Time, each outstanding restricted stock unit, performance restricted stock unit, restricted stock, or other equity or equity-based award for ChronoScale Common Stock became a restricted stock unit, performance restricted stock unit, restricted stock, or other equity or equity-based award for the same number of shares of ChronoScale Holdings Common Stock or other equity securities of ChronoScale Holdings, respectively, under the same terms and conditions.

Accordingly, each stockholder of ChronoScale immediately prior to the Effective Time owned, immediately after the Effective Time, shares of ChronoScale Holdings Common Stock and/or shares of ChronoScale Holdings Preferred Stock, as applicable, in the same amounts and percentages as such stockholder owned in ChronoScale immediately prior to the Effective Time and each such share of ChronoScale Holdings Common Stock and/or shares of ChronoScale Holdings Preferred Stock, as applicable, has the exact same designations, rights, powers and preferences, and the same qualifications, limitations and restrictions as such stockholder owned in ChronoScale immediately prior to the Effective Time. The Holding Company Transaction is intended to be a tax-free transaction, such that ChronoScale stockholders should not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares of ChronoScale Common Stock pursuant to the Holding Company Transaction.

Following the consummation of the Holding Company Transaction, ChronoScale Holdings Common Stock will continue to trade on Nasdaq on an uninterrupted basis under the ticker symbol “CHRN” with the same CUSIP number. The Nasdaq marketplace effective date of the Holding Company Transaction is July 1, 2026, and on that date, stockholders will see the name change from ChronoScale Corporation to ChronoScale Holdings Corporation reflected in the Nasdaq marketplace. In addition, ChronoScale Holdings expects the Holding Company Transaction to be reflected in the facilities of The Depository Trust Company on July 1, 2026. As a result of the Holding Company Transaction, ChronoScale Holdings became the successor issuer to ChronoScale pursuant to Rule 12g-3(a) promulgated under the Exchange Act, and as a result, shares of ChronoScale Holdings Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

Immediately following the consummation of the Holding Company Transaction, on a consolidated basis, the assets, businesses, and operations of ChronoScale Holdings are not materially different than the corresponding assets, business, and operations of ChronoScale immediately prior to the consummation of the Holding Company Transaction.

The Conversion of ChronoScale and Name Change of Cloud

In connection with the Holding Company Transaction, on July 1, 2026, immediately after the Effective Time of the Merger, (i) in accordance with NRS 92A.105, ChronoScale entered into a Plan of Conversion and filed articles of conversion with the Secretary of State of Nevada, pursuant to which ChronoScale converted from a Nevada corporation into a Nevada limited liability company thereby changing its name to “ChronoScale Intermediate LLC,” (“ChronoScale Intermediate”) and (ii) Cloud filed a Certificate of Amendment to its Articles of Incorporation in order to be renamed “ChronoScale Corporation.”

The foregoing descriptions of the Merger Agreement, the Contribution Agreement, and the Holding Company Transaction do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of the Merger Agreement and the Contribution Agreement, which are attached hereto as Exhibits 2.1and 10.1, respectively, and incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth above under Explanatory Note is incorporated by reference herein.

In connection with consummation of the Holding Company Transaction, ChronoScale Corporation notified Nasdaq that the Merger had been completed. As noted above, ChronoScale Holdings Common Stock will continue to trade on Nasdaq on an uninterrupted basis under the ticker symbol “CHRN,” which was the same symbol formerly used for ChronoScale Common Stock, with the same CUSIP number. ChronoScale Holdings will be the successor issuer, and intends to file with the Securities and Exchange Commission (the “SEC”) a certification on Form 15 requesting that ChronoScale Common Stock be deregistered under the Exchange Act, and that ChronoScale’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to ChronoScale Common Stock be suspended (except to the extent of the succession of ChronoScale Holdings to the Exchange Act Section 12(b) registration and reporting obligations of ChronoScale as described under Item 8.01 of this Current Report below). Following the Holding Company Transaction, ChronoScale Holdings will make filings with the SEC under ChronoScale’s prior CIK (0001144879), and ChronoScale will no longer make filings with the SEC.

The information set forth under and/or incorporated by reference into Items 1.01 and 5.03 is incorporated by reference herein.

Item 3.03 Material Modification of Rights of Securityholders.

The information set forth under and/or incorporated by reference into Items 1.01, 3.01 and 5.03 is incorporated by reference herein.

Item 5.01 Changes in Control of the Registrant.

The information set forth under and/or incorporated by reference into Items 1.01, 3.01 and 8.01 is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers of ChronoScale Holdings; Election of New Directors of ChronoScale Holdings

The directors of ChronoScale Holdings, listed below, and their committee memberships and titles, are the same as the directors of ChronoScale immediately prior to the consummation of the Holding Company Transaction. Mr. Wes Cummins will continue to serve as Chairman of the Board of Directors of ChronoScale Holdings (the “Board”).

Directors

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee	Related Party Transaction Committee
Wes Cummins
Douglas Miller		Member	Member
Richard Nottenburg		Chair
Ella Benson	Member		Chair
William M. Clancy	Chair			Chair
Ying Cenly Chen
Scott G. Davis
Andrew Schaap	Member			Member

From and after the Effective Time, the executive officers listed below are the executive officers of ChronoScale Holdings, both of whom were executive officers of ChronoScale immediately prior to the consummation of the Holding Company Transaction.

Officers

Name	Position
Ying Cenly Chen	Chief Executive Officer
Jerome Wong	Chief Financial Officer

Biographical information about ChronoScale Holdings’ directors and executive officers, other than as noted below, is included in the Current Report on Form 8-K/A filed with the SEC on May 5, 2026, and incorporated by reference herein.

Biographical information

Andrew Schaap

On June 29, 2026, Mr. Schaap was appointed to serve on the Board. He has served as the Chief Executive Officer of Aligned Data Centers, LLC (“Aligned”) since 2017. Prior to joining Aligned, he spent over a decade at Digital Realty Trust, Inc. (NYSE: DLR), where he served as Senior Vice President and led global client-driven builds and major international transactions across the Asia-Pacific. His earlier roles include executive positions at Sterling Network Services and Sysix Technologies, LLC. Mr. Schaap currently serves on the board of directors of DC Delta Aligned, as well as on the board of the Infrastructure Masons Advisory Council and is a mentor with Great Minds. Mr. Schaap is also a director of AIAI Holdings Corporation (Nasdaq: AIAI), where he serves as Chair of their compensation committee and as a member of their nominating & corporate governance committee and their finance, investment & technology committee. Mr. Schaap holds a B.A. in Business Administration and Marketing from Cornerstone University. The Board believes that Mr. Schaap’s extensive corporate and leadership experience, including executive positions at numerous entities, coupled with his private equity experience, qualifies him to serve on the Board.

Outstanding Equity Plans and Awards

The information set forth above under Item 1.01 is incorporated by reference herein.

In connection with the consummation of the Holding Company Transaction, on June 30, 2026, the Board approved the assumption of ChronoScale’s equity incentive plans and all outstanding equity awards granted thereunder. The assumption is intended to preserve the rights of participants under such plans and awards following the Holding Company Transaction.

In connection with the foregoing, ChronoScale Holdings approved its 2026 Omnibus Equity Incentive Plan (the “2026 Holdings Plan”), along with the related forms of award agreements, and an amendment to ChronoScale’s Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”) to reflect ChronoScale Holdings as the issuer of future equity awards under the 2026 Holdings Plan and the issuer with respect to the assumed outstanding awards following the Holding Company Transaction. The 2026 Holdings Plan and amendment to the 2014 Plan generally update references to ChronoScale to refer to ChronoScale Holdings and make such other conforming changes as necessary to reflect the new holding company structure.

The foregoing descriptions of the 2026 Holdings Plan and the amendment to the 2014 Plan do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of the 2026 Holdings Plan and the amendment to the 2014 Plan, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Incorporation and Bylaws of ChronoScale Holdings

Upon consummation of the Holding Company Transaction, the Amended and Restated Articles of Incorporation of ChronoScale Holdings (the “Amended and Restated Articles of Incorporation”) and the Amended and Restated Bylaws of ChronoScale Holdings (the “Amended and Restated Bylaws”) are the same as the articles of incorporation and bylaws of ChronoScale in effect immediately prior to the consummation of the Holding Company Transaction, respectively, other than changes permitted by Chapter 92A.134 of the NRS.

In addition, the Amended and Restated Articles of Incorporation include certain provisions designed to preserve the relative voting and governance rights of the stockholders of ChronoScale Holdings following the Holding Company Transaction. Among other things, the Amended and Restated Articles of Incorporation provides that, for a period of not less than two (2) years after the Holding Company Transaction, (i) ChronoScale Intermediate will be managed by its members, and (ii) the approval of at least a majority of the voting power of the stockholders of ChronoScale Holdings shall be required, in addition to any vote or other approval required by Chapter 92A of the NRS or the organizational documents of ChronoScale Holdings or ChronoScale Intermediate, for: (a) any merger in which ChronoScale Intermediate is a constituent entity, other than a merger of ChronoScale Intermediate with another entity that is wholly-owned by ChronoScale Holdings immediately before the effective time of such merger, that requires the approval of the owners of ChronoScale Intermediate; (b) any sale of the assets of ChronoScale Intermediate that would require the approval of the stockholders pursuant to NRS 78.565 if ChronoScale Intermediate were a domestic corporation, regardless of whether ChronoScale Intermediate is then a domestic corporation, provided that no approval shall be required in connection with the mortgage or pledge of such assets made in good faith and not in circumvention of any other approval required pursuant to NRS 78.565; (c) any sale, exchange, transfer or other disposition of the owner’s interests of ChronoScale Intermediate holding greater than a majority of the voting power of such owner’s interests, provided that no approval shall be required in connection with the mortgage or pledge of such owner’s interests made in good faith and not in circumvention of any other approval required; or (d) dissolution or other termination of the existence of ChronoScale Intermediate.

The foregoing descriptions of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of each of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Series B Certificate of Designation

On June 30, 2026, in connection with the transactions described under Item 1.01 above, ChronoScale Holdings filed a Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Restrictions for its Series B Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada. The Certificate of Designation designates 5,852 shares of Series B Convertible Preferred Stock, par value $0.001 per share, with a stated value of $1,000 per share (the “Series B Preferred Stock”). The Certificate of Designation is substantially identical to the certificate of designation of Series B Convertible Preferred Stock of ChronoScale on file with the Secretary of State of the State of Nevada, except for changes reflecting ChronoScale Holdings as the issuer following the Holding Company Transaction and other changes permitted by Chapter 92A.134 of the NRS.

With respect to dividends and distributions upon a liquidation, dissolution or winding up of ChronoScale Holdings, the Series B Preferred Stock ranks senior to ChronoScale Holdings Common Stock and junior to all of ChronoScale Holdings’ existing and future indebtedness. Each share of Series B Preferred Stock is entitled to vote on an as-converted basis together with the ChronoScale Holdings Common Stock, and holders of Series B Preferred Stock are entitled to receive dividends that are economically equivalent to any dividends declared with respect to the ChronoScale Holdings Common Stock.

For so long as any shares of Series B Preferred Stock are outstanding, ChronoScale Holdings may not take certain actions without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, including adversely amending the rights of the Series B Preferred Stock, amending the Certificate of Designation, authorizing or issuing senior or parity equity securities, changing the authorized number of shares of Series B Preferred Stock or otherwise amending its organizational documents in a manner that adversely affects the rights of the Series B Preferred Stock. The Series B Preferred Stock is redeemable at the stated value at the option of either ChronoScale Holdings or the holder beginning on January 22, 2027, and at the option of the holder upon a Trading Failure, subject to the terms and conditions set forth in the Certificate of Designation.

The foregoing description of the Certificate of Designation is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 3.3 hereto and incorporated herein by reference.

Item 8.01 Other Events.

The information set forth above under the Explanatory Note and Item 1.01 is incorporated by reference herein.

Successor Issuer

As a result of the Holding Company Transaction, ChronoScale Holdings became the successor issuer to ChronoScale pursuant to Rule 12g-3(a) promulgated under the Exchange Act, and shares of ChronoScale Holdings Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer. As such, ChronoScale intends to file with the SEC a certification on Form 15 to deregister ChronoScale Common Stock under the Exchange Act and to suspend ChronoScale’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to ChronoScale Common Stock (except to the extent of the succession of ChronoScale Holdings to the Exchange Act Section 12(b) registration and reporting obligations of ChronoScale described above). Following the Holding Company Transaction, ChronoScale Holdings will make filings with the SEC under ChronoScale’s prior CIK (0001144879), and ChronoScale will no longer make filings with the SEC. ChronoScale Holdings hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Securities Registered Pursuant to Section 12 of the Exchange Act

The description of ChronoScale Holdings’ securities registered pursuant to Section 12 of the Exchange Act provided in Exhibit 4.1, which is incorporated by reference herein, modifies and supersedes any prior description of ChronoScale’s capital stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of ChronoScale Holdings’ filings with the SEC pursuant to the Securities Act or the Exchange Act, and the rules and forms promulgated thereunder.

Post-Effective Amendments to ChronoScale Registration Statements

ChronoScale Holdings intends to file post-effective amendments to ChronoScale Intermediate’s existing registration statements on Form S-3 and Form S-8 with the SEC with respect to offerings from time to time of ChronoScale Holdings securities.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Some of these forward-looking statements relate to future events and expectations and can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or the negative of those words or other comparable terminology. Such forward-looking statements speak only as of the time they are made and are subject to various risks and uncertainties and ChronoScale Holdings claims the protection afforded by the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including, but not limited to, statements regarding ChronoScale Holdings’ ability to complete the Holding Company Transaction, the impacts of the Holding Company Transaction, ChronoScale Holdings’ ability to realize the expected benefits of Holding Company Transaction, and ChronoScale’s obligations pursuant to agreements related to the consummation of the Holding Company Transaction, as well as statements regarding financial guidance, market opportunity, ability to penetrate the market, anticipated productivity and quality improvements and expectations for growth, are not guarantees of future performance and involve risks and uncertainties that may cause ChronoScale Holdings’ actual results to differ materially from ChronoScale Holdings’ expectations discussed in the forward-looking statements. Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond ChronoScale Holdings’ control, including without limitation: the effect of the announcement of the Holding Company Transaction on ChronoScale Holdings’ business generally, unexpected issues that arise following completion of the Holding Company Transaction, market reaction to the announcement, updates on and completion of the Holding Company Transaction, and those risks described in the section entitled “Risk Factors” and elsewhere in ChronoScale Holdings’ reports filed from time to time with the SEC, including those in ChronoScale Holdings’ most recent filings on Form 10-K, Form 10-Q and other SEC filings. Except as may be required by applicable law, ChronoScale Holdings undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Given these uncertainties, one should not put undue reliance on any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated as of July 1, 2026 among ChronoScale Corporation, ChronoScale Holdings Corporation, and CHRN Merger Sub Inc.

3.1*	Amended and Restated Articles of Incorporation of ChronoScale Holdings Corporation.

3.2	Amended and Restated Bylaws of ChronoScale Holdings Corporation.

3.3*	Certificate of Designation of the Powers, Preferences and Relative, Participating, Option and Other Restrictions of the Series B Preferred Stock.

3.4	Articles of Merger.

4.1	Description of Securities.

10.1	Contribution Agreement, dated as of July 1, 2026, by and between ChronoScale Corporation and ChronoScale Holdings Corporation.

10.2	ChronoScale Holdings Corporation 2026 Omnibus Equity Incentive Plan.

10.3	Amendment to ChronoScale Corporation (f/k/a Ekso Bionics Holdings, Inc.) Amended and Restated 2014 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Annexes, schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRONOSCALE CORPORATION

Date: July 1, 2026	By:	/s/ Jerome Wong
Jerome Wong
Chief Financial Officer